UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/15/2011

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  001-03381

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 15, 2011, the shareholders of The Pep Boys - Manny, Moe & Jack (the "Company") approved the adoption of the Company's Employee Stock Purchase Plan.

A copy of the Employee Stock Purchase Plan is attached hereto as Exhibit 10.1.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 15, 2011, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders acted on the following matters.

1. The following Directors were elected.

Jane Scaccetti with 42,014,687 votes for, 66,564 votes against, 40,269 abstentions and 4,892,086 broker non-votes.

John T. Sweetwood with 42,020,173 votes for, 72,541 votes against, 28,806 abstentions 4,892,086 and broker non-votes.

M. Shan Atkins with 41,019,188 votes for, 1,061,452 votes against, 40,880 abstentions and 4,892,086 broker non-votes.

Robert H. Hotz with 41,582,357 votes for, 497,111 votes against, 42,052 abstentions and 4,892,086 broker non-votes.

James A. Mitarotonda with 40,556,746 votes for, 1,518,400 votes against, 46,374 abstentions and 4,892,086 broker non-votes.

Nick White with 41,975,438 votes for, 103,403 votes against, 42,679 abstentions and 4,892,086 broker non-votes.

James A. Williams with 41,884,023 votes for, 199,115 votes against, 38,382 abstentions and 4,892,086 broker non-votes.

Irvin D. Reid with 41,988,302 votes for, 93,837 votes against, 39,381 abstentions and 4,892,086 broker non-votes.

Michael R. Odell with 42,028,387 votes for, 53,295 votes against, 39,838 abstentions and 4,892,086 broker non-votes.

Max L. Lukens with 42,022,063 votes for, 60,276 votes against, 39,181 abstentions and 4,892,086 broker non-votes.

2. The advisory resolution on executive compensation was approved with 39,818,761 votes for, 1,169,835 votes against, 11,132,924 abstentions and 4,892,086 broker non-votes.

3. The advisory vote on the holding of future advisory votes on executive compensation every year was approved with 36,112,546 votes for one year, 94,476 votes for two years, 4,606,971 votes for three years, 1,307,527 abstentions and 4,892,086 broker non-votes.

4. Deloitte & Touche LLP's appointment as the Company's independent registered public accounting firm was ratified with 46,542,638 votes for, 441,480 votes against and 29,488 abstentions.

5. The adoption of the Company's Employee Stock Purchase Plan was approved with 41,566,239 votes for, 515,652 votes against, 39,629 abstentions and 4,892,086 broker non-votes.

6. The shareholder proposal regarding lowering the threshold required to call a special meeting of shareholders was opposed with 34,565,946 votes against, 7,502,866 votes for, 52,708 abstentions and 4,892,086 broker non-votes.

Item 7.01.    Regulation FD Disclosure

On June 15, 2011, the Company issued a press release announcing the holding of its Annual Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report and attached as Exhibit 99.1 to this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

(d)

10.1 The Pep Boys - Manny, Moe & Jack Employee Stock Purchase Plan

99.1 Press Release, dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: June 15, 2011	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	The Pep Boys - Manny, Moe & Jack Employee Stock Purchase Plan
EX-99.1	Press Release, dated June 15, 2011